crexendo®
ride the cloud


THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
CXDO | Nasdaq Listed
Nasdaq
NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
5 MILLION USERS
crexendo
CXDO | Nasdaq Listed
Nasdaq

Investor Presentation

March 2025



crexendo®
ride the cloud

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2024 and Form 10-Qs as filed with the SEC, and Definitive Proxy filed on August 7, 2024. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

What We Do





Nearly Every Business in the World Has a Phone System

Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These Systems

cisco | Microsoft | crexendo®

And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo®

RingCentral | 8x8 | VONAGE

AVAYA | Mitel | Charter Spectrum | LUMEN

nextiva | Ooma | verizon | skyswitch A BCM One Company

And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channels

The Fastest-Growing UCaaS Platform in North America!

5+ Million Global Users use & trust Crexendo

Software Solutions

~40% of Total Revenue

235+ UCaaS Software Subscribers:

- MSP's
- Service Providers
- White Labelers
- Tech Companies
- Telecom Companies

Selling To

End User Customers

Estimated Serviceable Market of Our Subscribers Approx. $500M

Telecom Services

~60% of Total Revenue

- Direct Sales
- Inside Sales
- 200+ Agents

Selling To

End User Customers

Retail Telecom Services Customers ~ 110,000 End Users

Financial Snapshot
Total Revenue



Total Revenue
($ in 000's)
2020
2021
2022
2023
2024
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$16,400
$28,092
$37,554
$53,199
$60,838
Service
Product
Software Sol

217% Revenue Increase Over 3 Years!

Change	Metric	Value
14% YOY	2024 YTD Revenue	$60.8M
577% YOY	2024 GAAP Income	$2.0M
115% YOY	2024 Non-GAAP Net Income	$7.7M
173% YOY	2024 EBITDA	$5.2M
141% YOY	2024 Adj. EBITDA	$8.2M

crexendo®

Remaining Performance Obligation (Backlog)



Remaining Performance Obligation (Backlog)
($ in 000's)
2020
2021
2022
2023
2024
$100,000
$80,000
$60,000
$40,000
$20,000
$-
28,551
41,718
46,846
63,933
85,631



Expected RPO Backlog Revenue Recognition
2025
2026
2027
2028
2029 +
38,571
18,338
11,135
5,098
1,643
$40,000
$30,000
$20,000
$10,000
$-
Service Revenue
Product Revenue
Software Solutions

34% YOY

2024 Remaining Performance Obligation

$85.6M

crexendo®

Segment Key Performance Indicators

Software Solutions Segment

$10.80/Session
Average MRR Per Session

$6,198/Month
Average Revenue Per Account (ARPA)

235+
Software Subscribers

72%
Gross Margin

70%
Monthly Recurring Revenue Percentage

0.1%
Avg. Monthly Churn Rate

Telecom Services Segment

$20/Month
Average Revenue Per User (ARPU)

$356/Month
Average Revenue Per Account (ARPA)

200+
Active Agent Partners

57%
Gross Margin

80%
Monthly Recurring Revenue Percentage

1.06%
Avg. Monthly Churn Rate

#1 Customer-Rated VoIP Provider

on G2.com*

Ranked #1 in 29 Satisfaction Metrcs on G2.com

G2 Ratings	crexendo	RingEX	8x8	VONAGE	nextiva	dialpad	Ooma	GoTo
Overall Star Rating (out of 5 stars)	4.9	4.0	4.2	4.3	4.5	4.4	4.6	4.4
Quality of Support	98%	80%	82%	89%	92%	88%	93%	90%
Ease of Doing Business With	99%	82%	86%	90%	90%	89%	93%	93%
Meets Requirements	98%	89%	88%	92%	92%	91%	92%	92%
Ease of Use	96%	86%	87%	91%	89%	92%	92%	91%
Ease of Admin	95%	84%	85%	90%	88%	89%	92%	91%
Ease of Set Up	95%	82%	84%	88%	86%	89%	92%	89%

*Winter 2025 Survey Period – VoIP Providers: G2.com

Future Growth Drivers

- New Software Subscribers & Add-On Orders
- Agents/Partners
- Global Key Market Expansion
- Enterprise and Major Accounts
- Potential Acquisition Roll-Up Strategy
- Future Applications and Partnerships

Organic Growth*:	**30%** SS Segment **7%** TS Segment
Inorganic Growth:	**~1** Acquisition per year
Global** Markets:	**39%** Growth YOY
New Software Subscribers:	**17** in 2024
New Agent Partners:	**24** in 2024

*YTD 2024
**UK/EU/AUS 2024

Adoption & Market Penetration Growth


12
12
190+
200+
1
9
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 200+
- Software Solutions Resellers: 190+

Emerging International Markets

- Canada: 12
- United Kingdom/Europe: 14
- Australia: 9
- New Zealand: 1
- Philippines: 1

Cloud Communications TAM Forecast: USA/W. Europe 2024


$Billion
$40
$35
$30
$25
$20
$15
$10
$5
$0
'23 – '28 CAGR: 7.8%
$24.5
$3.2
$21.3
$26.4
$3.9
$22.6
$28.8
$4.5
$24.3
$31.8
$5.3
$26.4
$34.1
$6.2
$27.9
$35.6
$7.1
$28.5
2023A
2024E
2025E
2026E
2027E
2028E
UCaaS
CCaaS

Source: Cavell Group Cloud Comms Report 2024

What's Driving UCaaS Growth

Communications Investment Drivers, Global, 2024-2026*


Drive growth
30%
28%
18%
Enhance resiliency and business continuity
29%
30%
17%
Attract and retain the best talent
29%
30%
17%
Boost team collaboration
29%
32%
17%
Improve info mgmt (content storage/search, knowledge transfer)
32%
30%
17%
Improve customer experience
29%
31%
16%
Enable productive in-office desk worker experiences
32%
29%
15%
Improve employee engagement and satisfaction
31%
30%
15%
Reduce solution management costs
33%
28%
14%
Enable productive remote/hybrid worker experiences
29%
31%
14%
Enable productive frontline worker experiences
32%
30%
13%
Automate workflows
32%
29%
13%
Important
Very important
Crucial

Growth From AI Features & Integrations

- Artificial Intelligence Transforming Cloud Communications
- Crexendo Currently Delivering Numerous AI Powered Applications
  - Crexendo's Video AI Studio utilizing Meet Cue™ AI Assistant to:
    - Record and Transcribe Collaboration Meetings
    - Present Overall Tone Statistics with Sentiment Analysis
    - AI Auto Tag Helps Identify Common Topics
    - AI Smart Search to Find Specific Information
  - Crexendo's Voice AI Studio
    - Automated message scripting, powered by OpenAI, based on entering only your company's website address
    - Best of breed AI voices from leading suppliers including Google, Amazon, Microsoft
    - 300+ real voice artists covering 50+ languages
    - Marketing message library of over 10,000 ready-to-use messages

Growth From AI Features & Integrations

- Additional Crexendo AI Powered Applications

  - Crexendo's AI Call Recording
    - Record and Transcribe Phone Calls
    - Present Overall Tone Statistics with Sentiment Analysis
    - PCI DSS Redaction (Credit Card Number Redaction)
    - AI Triggered Actionable Commands

  - Crexendo's Contact Center Conversational AI
    - Our AI understands when to route conversations to a human agent or arrange for a callback
    - Assist agents with insights built from millions of customer interactions
    - Enhance customer self-service with quick, human-like responses
    - Boost agent productivity with unbiased, intelligent performance audits

Recognized For Our Growth and Technology

2025 INTERNET TELEPHONY PRODUCT OF THE YEAR

FROST & SULLIVAN
2024 BEST PRACTICES AWARD
NORTH AMERICAN SERVICE PROVIDER
CLOUD COMMUNICATIONS PLATFORM
COMPETITIVE STRATEGY LEADERSHIP AWARD

GENERATIVE AI™ PRODUCT OF THE YEAR 2024

500™ Technology Fast 500
2024 NORTH AMERICA
Deloitte.
Communications/Networking

EXCELLENCE AWARD TMCnet.com 2023 Teleworking Solutions

2024 INTERNET TELEPHONY HOSTED VoIP EXCELLENCE

2024 INTERNET TELEPHONY PRODUCT OF THE YEAR

Long-Term Financial Targets

Organic Net Sales Growth

- Software Solutions segment (SS) seeing strong growth from licensees – 30% in 2024
- Two largest platform providers Cisco and Microsoft disrupting their partners = New logo growth
- Telecom Services (TS) adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- SS Margins continue to improve through synergies and cost adjustments
- Subscription Model for SS segment will improve margins
- TS Margins continue to improve with acquisition synergies
- Single platform support will allow for improved margins in both segments

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Acquisitions

- Our 235+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

Summary – Why Crexendo®!

$60.8M 2024 FY Revenue **217%** Increase In 3 Years	**$8.1M** 2024 Adj EBITDA **141%** Increase YoY
$85.6M Remaining Performance Obligation	**~$18.2M** Cash on Hand
~$600K Current Debt	**~$170M** Current Market Cap*
25 Consec Qtrs – Non-GAAP Profitability **6 Consec Qtrs** – GAAP Profitability	**30%** – Software Solutions Organic Growth **7%** – Telecom Services Organic Growth

5 Million+ End Users
(Adding ~ 100K Users Each Month)

** Financials as of Q4, 2024 Market capitalization as of market close on 3/7/25*

Contact Us

Thank You!

Doug Gaylor
President & COO
602-732-7990
dgaylor@crexendo.com

crexendo®
ride the cloud

Appendix

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the SEC, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. GAAP measures.

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income (Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 507	$ 61	$ 1,677	$ (362)
Share-based compensation	709	737	3,002	3,849
Acquisition related expenses	-	-	-	1
Amortization of intangible assets	755	792	3,028	3,169
Non-GAAP net income	$ 1,971	$ 1,590	$ 7,707	$ 6,657
Non-GAAP earnings per common share:				
Basic	$ 0.07	$ 0.06	$ 0.29	$ 0.26
Diluted	$ 0.06	$ 0.06	$ 0.26	$ 0.24
Weighted-average common shares outstanding:				
Basic	27,195,382	26,072,529	26,757,242	25,944,748
Diluted	30,547,245	28,314,527	30,019,359	27,792,813

Reconciliation of U.S. GAAP Net Income to EBITDA to Adjusted EBITDA
(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 507	$ 61	$ 1,677	$ (362)
Depreciation and amortization	826	878	3,331	3,573
Interest expense	11	4	42	115
Gain on sale of property and equipment	-	-	-	(1,459)
Other, net	(4)	(42)	(107)	(79)
Income tax provision	93	17	193	98
EBITDA	1,433	918	5,136	1,886
Acquisition related expenses	-	-	-	1
Share-based compensation	709	737	3,002	3,849
Adjusted EBITDA	$ 2,142	$ 1,655	$ 8,138	$ 5,736